COMPRAVENTA DE TITULARIDAD DE CONCESIONES MINERAS

EL PRESENTE CONTRATO es celebrado en la Ciudad de Chihuahua, Chihuahua con fecha del 18 de Agosto de 2005, por los comparecientes:

MINERA RIO TINTO S.A. DE C. V., sociedad debidamente constituida y en existencia conforme a las leyes de los Estados Unidos Mexicanos, representada en el presente acto por el SR. MARIO AYUB TOUCHE en su carácter de Administrador Único con poderes generales para pleitos y cobranzas, actos de administración y dominio, con domicilio en Ave. Pascual Orozco No. 2117 -  Altos, Colonia la Cima, C. P. 31310, Chihuahua, Chihuahua (R. F. C. MRT940802NN2)  (denominada en lo sucesivo como la “Vendedora”);

POR LA PRIMERA PARTE

Y

SUNBURST MINING DE MÉXICO, S. A. DE C. V. sociedad debidamente constituida y en existencia conforme a las leyes de los Estados Unidos Mexicanos, representada en el presente acto por el SR. TRACY ALLIN MOORE en su carácter de Administrador Único con poderes generales para pleitos y cobranzas, actos de administración y dominio, con domicilio en Av. Del Mar N. 1022 interior 5, Zona Costera Mazatlán, Sinaloa, C. P. 82149 (R. F. C. SMM050708TJ7 ) (denominada en lo sucesivo como la “Compradora”);

POR LA SEGUNDA PARTE.

CONSIDERANDO QUE:

A.

La Vendedora es cien porciento (100%) titular de los derechos derivados de las Concesiones Mineras (según se definen más adelante).

B.

La Vendedora desea vender a la Compradora y la Compradora desea comprar de la Vendedora, mediante el pago del Precio de Compra, el cien porciento (100%) de la titularidad de los derechos derivados de las Concesiones Mineras (términos que se definen más adelante).

POR LO TANTO, en virtud de las anteriores manifestaciones y acuerdos mutuos, las partes contratantes acuerdan conforme a las siguientes cláusulas:

1.

MANIFESTACIONES Y DECLARACIONES DE LA VENDEDORA:

1.1.

Para inducir a la Compradora a comprar la titularidad de las Concesiones Mineras, la Vendedora manifiesta y declara a la Compradora que:

A.

La Vendedora es cien porciento (100%) titular de los derechos derivados de las siguientes concesiones mineras ubicadas en la municipalidad de Guazaparez, Estado de Chihuahua:

(1)

lote minero “Encino Gordo” título de concesión minera de exploración No. 225297, vigencia del 12/08/2005 al 11/08/2011, con superficie de 450.000 has.

(2)

lote minero “Encino Gordo” título de concesión minera de exploración No. 292013

A las concesiones mineras descritas en la presente Cláusula 1.1. Párrafo A se les denominará colectivamente en lo sucesivo como las “Concesiones Mineras”.

B.

Las Concesiones Mineras se encuentran, a la fecha de la firma del presente Contrato:  (1) vigentes (2) en cumplimiento pleno con las obligaciones impuestas por la Ley Minera y su Reglamento (3) libres de todo gravamen, afectación o limitación de dominio y (4) libres de los efectos de todo contrato o acto que pudiera afectar sus derechos derivados o la titularidad de las mismas.

C.

La celebración y cumplimiento del presente Contrato no ocasionará el incumplimiento a ningún acuerdo, convenio o instrumento de cualquier naturaleza al que sea parte la Vendedora o que esté relacionado con las Concesiones Mineras.

D.

Los poderes y autoridad otorgados al representante que comparece en su nombre y representación en el presente acto son suficientes conforme a derecho  y dichos poderes y autoridad no han sido, a la fecha de la firma del presente instrumento, revocados, modificados o limitados en forma alguna,

2.

MANIFESTACIONES Y DECLARACIONES DE LA COMPRADORA:

2.1.

La Compradora manifiesta y declara a la Vendedora que:

A.

Es una sociedad anónima de capital variable en existencia y debidamente constituida conforme a las leyes de los Estados Unidos Mexicanos, por lo que posee la capacidad legal requerida conforme a derecho para adquirir la titularidad de concesiones mineras ubicadas dentro del territorio de los

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Estados Unidos Mexicanos, en conformidad con el artículo 11 de la Ley Minera en vigor.

B.

Los poderes y autoridad otorgados al representante que comparece en su nombre y representación en el presente acto son suficientes conforme a derecho  y dichos poderes y autoridad no han sido, a la fecha de la firma del presente instrumento, revocados, modificados o limitados en forma alguna.

3.

COMPRAVENTA. La Vendedora en el presente acto vende a la Compradora, y la Compradora compra de la Vendedora a título de dueño, el cien porciento (100%) de la titularidad de los derechos derivados de las Concesiones Mineras (descritas en la Cláusula 1.1. Párrafo A), libres de todo gravamen, carga, demanda, derecho o interés jurídico de tercero alguno y sin reserva de derecho o acción de ninguna naturaleza.

4.

PRECIO DE COMPRA. La Compradora paga a la Vendedora en el presente acto, y la Compradora recibe a plena satisfacción, como pago total por la compraventa del 100% de la titularidad de los derechos derivados de las Concesiones Mineras, la cantidad de $1,000 M.N. (Un Mil Pesos Moneda Nacional 00/100) más el Impuesto al Valor Agregado (IVA) aplicable (en lo sucesivo, el “Precio de Compra”).  El presente instrumento firmado por las partes es prueba fehaciente del pago del Precio de Compra y el recibo del mismo mas amplio y perfecto que existe conforme a derecho.

5.

OBLIGACIONES DE LA VENDEDORA.  En caso de ser necesario o requerido conforme a derecho, la Vendedora  deberá oportunamente celebrar o firmar, o  diligenciar la celebración o firma, de todo contrato, o realizar o diligenciar la realización de todo acto, adicional que llegara a ser requerido para ejecutar la voluntad de las partes pactada en el presente Contrato o para inscribir a la Compradora como titular de las Concesiones Mineras en el Registro Público de Minería de la Dirección General de Minas.

6.

SUBROGACIÓN. A partir de la fecha del presente Contrato, la Compradora adquiere todos los derechos y se subroga en todas las obligaciones impuestas por la Ley Minera y su Reglamento como titular de las Concesiones Mineras.

7.

AREA DE INFLUENCIA.  Las partes acuerdan en que toda concesión minera o derecho derivado de concesión minera, o derecho derivado de solicitud de concesión minera, propiedad de la Vendedora o de algún representante de la Vendedora, cuya superficie esté ubicada dentro de un área de diez (10) kilómetros a partir del perímetro exterior de las Concesiones Mineras, pasará automáticamente y sin necesidad de consentimiento o acto adicional a formar parte de las Concesiones Mineras y por dicho hecho estará sujeto al presente Contrato.

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8.

DERECHO DEL TANTO.-  La Vendedora manifiesta que es 100% titular de los derechos derivados de las concesiones mineras título no. 220149 (lote minero “El Camuchin”) y 220148 (lote minero “La Paloma”) adjuntas geográficamente a las Concesiones Mineras objeto del presente Contrato. La Vendedora otorga en el presente acto a la Compradora, y la Compradora adquiere de la Vendedora, el derecho preferencial del tanto para adquirir, en primer término, el 100% de la titularidad, o una porción de la misma, de las concesiones mineras descritas en la presente cláusula. En caso de una oferta de compra hecha por un tercero a la Vendedora para la adquisición de algún porcentaje de titularidad sobre dichas concesiones, la Vendedora notificará a la Compradora el precio ofrecido y le otorgará un plazo de treinta días para que ésta ejerza el derecho del tanto otorgado mediante la presente cláusula. En caso de que la Compradora desee ejercer su derecho, lo notificará de inmediato a la Vendedora y ambas partes formalizarán de inmediato la transmisión de derechos en los términos descritos en la notificación; en caso de que la Compradora no desee ejercer dicho derecho, lo notificará asimismo a la Vendedora y ésta podrá vender libremente sus derechos, pero solamente en los términos descritos en la notificación correspondiente.

9.

NOTIFICACIONES.-

Todos los avisos o notificaciones que deban darse entre las partes como resultado de la aplicación del presente contrato deberán darse por escrito y deberán ser dirigidos a las partes al domicilio que corresponda a su último domicilio manifestado para efectos de este contrato, el cual hasta que no exista comunicación por escrito en contrario deberá entenderse que es el siguiente:

A la Vendedora:

A la Compradora:

Minera Rio Tinto, SA de CV

Sunburst Mining de México, SA de CV

Av. Pascual Orozco No.2117La Cima

Av. Del Mar No. 1022-5 Zona Costera

Chihuahua, Chihuahua, México

Mazatlán, Sinaloa, México. C. P.82149

Tel. (6699) 90 05 48

Tel / Fax: 614-414-7191

Fax.(6699) 86 98 59

Las partes podrán cambiar sus domicilios mediante notificación con diez días de anticipación a la otra parte.

Todas las notificaciones deberán ser hechas: (i) personalmente, o (ii) mediante medios electrónicos, con confirmación subsiguiente por correo certificado o registrado solicitando la confirmación de recepción correspondiente, o (iii) mediante correo certificado o registrado solicitando la confirmación de recepción correspondiente o mediante servicio de paquetería comercial.  Toda notificación será válida y se considerará que ha sido recibida (i) si fue hecha personalmente, en la fecha en la que fue hecha si es que fue hecha durante horario normal de trabajo, y si no fue hecha en horario normal de trabajo, en el día hábil siguiente a la fecha de la notificación, (ii) si hecha mediante medios electrónicos, en el día hábil siguiente al recibo de la confirmación enviada por correo certificado o

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registrado, y (iii) si solamente fue hecha mediante correo o paquetería comercial, en el día hábil siguiente a su recepción.

10.

DERECHO Y TRIBUNALES APLICABLES .-

El presente Contrato deberá ser interpretado y estará regulado por las disposiciones aplicables de la Ley Minera y su Reglamento, el Código de Comercio y el Código Civil del Estado de Chihuahua. Para el caso de interpretación, cumplimiento o ejecución del presente Contrato o interpretación de lo no expresamente estipulado en el mismo, las partes se someten a la competencia de los tribunales estatales y federales con cede y competencia en la Ciudad de Chihuahua, Estado de Chihuahua, renunciando a la jurisdicción de cualquier otro juzgado, tribunal o corte, de cualquier naturaleza, a la que pudieran tener derecho en virtud de sus domicilios actuales o futuros, o en virtud de cualquier dispositivo legal que fuera o pudiera ser aplicable.

11.

ACUERDO TOTAL. El presente Contrato contiene el acuerdo total de las partes respecto a su objeto, por lo que el mismo cancela y deja sin efecto cualquier otro acuerdo, convenio o carta de intención, ya sea verbal o escrito, que hayan celebrado las partes con respecto al objeto jurídico del mismo.

12.

IDIOMAS. Las partes firman el presente Contrato en los idiomas Español e Inglés; en caso de discrepancia entre las dos versiones, las versión en Español prevalecerá. Las partes reconocen haber obtenido el suficiente asesoramiento legal independiente y el haber leído y entendido (a través de sus respectivos intérpretes y asesores legales) los efectos legales y validez del presente Contrato en las versiones Español e Inglés. La versión en Inglés se anexa para referencia como anexo A, el cual forma parte íntegra del mismo para todos los efectos legales que haya lugar.

Leído que fue el presente Contrato a las partes que en él intervienen y enterados de su alcance y fuerza legal, lo firman para constancia en el lugar y fecha antes señalados.

LA “VENDEDORA”

MINERA RIO TINTO, S. A. DE C. V.

/s/ Mario Ayub Touche

MARIO AYUB TOUCHE

ADMINISTRADOR UNICO

LA “COMPRADORA”

SUNBURST MINING DE MEXICO, S. A. DE C. V.

/s/ Tracy Allin Moore

TRACY ALLIN MOORE

ADMINISTRADOR UNICO

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ANEXO A

VERSION EN INGLES

SALE AND PURCHASE OF MINING CONCESSIONS AGREEMENT

THIS AGREEMENT is made and entered at the City of Chihuahua, State of Chihuahua on this the 18th day of August of the year 2005,

AMONG:

MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, herein represented by MARIO AYUB TOUCHE in his capacity as Sole Administrator holding general powers of attorney for legal representation and collections, acts of administration and domain, and having an office at Av. Pascual Orozco Number 2117- Altos, La Cima, C. P. 31310, Chihuahua, Chihuahua (R .F. C. MRT940802NN2) (hereinafter referred to as the "Vendor ")

OF THE FIRST PART

AND

SUNBURTS  MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, herein represented by   TRACY ALLIN MOORE in his capacity as Sole Administrator holding general powers of attorney for legal representation and collections, acts of administration and domain, and having an office at Av. Del Mar 1022 – 5 Zona Costera, Mazatlán, Sinaloa, C. P. 82149, (R. F. C. SMM050708TJ7) (hereinafter referred to as "Purchaser")

OF THE SECOND PART.

WHEREAS:

A.

The Vendor is the sole legal and beneficial recorded owner of the Mining Concessions.

B.

The Vendor wishes to sell to the Purchaser and the Purchase wishes to purchase from the Vendor, on payment of the Purchase Price, all of the Vendor’s rights, title and claims in and to the Mining Concessions

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual warranties and representations herein contained, the parties agree as follows:

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1.

WARRANTIES AND REPRESENTATIONS OF THE VENDOR

1.1.

To induce the Purchaser to purchase the Mining Concessions, the Vendor warrants and represents to the Purchaser that:

A.

The Vendor is the sole legal and beneficial recorded owner of the following mining concessions located of the Municipality of Guazaparez, State Chihuahua, Mexico:

(1)

mining lot “Encino Gordo”, mining exploration title No. 225297, valid from 12/08/2005 to 11/08/2011 land area: 450 has.;

(2)

mining lot “Encino Gordo” mining exploration title No. 292013;

The mining concessions referred in this Subsection 1.1. Paragraph A shall hereinafter collectively referred to as the “Mining Concessions”.

B.

The Mining Concessions are, as of the date hereof: (1) validly existing (2) in full compliance with all obligations imposed by the Mining Act of Mexico and its Regulations (3) free and clear of all liens, charges or limitations of ownership whatsoever and (4) free and clear of the effects of any agreement or act that may affect the rights attached thereto or their ownership.

C.

The execution and performance of this Agreement will not conflict with or result in any breach of any covenants, agreements or other instrument whatsoever to which the Vendor is a party to or is related to the Mining Concessions.

D.

The authority of its representative acting herein is sufficient in accordance with the law for the execution hereof and such authority has not, as of the date hereof, been revoked, amended or limited in any manner whatsoever.

2.

WARRANTIES AND REPRESENTATIONS OF THE PURCHASER

2.1.

The Purchaser warrants and represents to the Vendor that:

A.

The Purchaser is a limited liability corporation duly incorporated and validly subsisting pursuant to the laws of the United Mexican States and, therefore, it possesses the legal capacity required under Mexican law to hold as proprietor the ownership rights in and to mining concessions located within the territory of the United Mexican States, pursuant to article 11 of the Mining Act.

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B.

The authority of its representative acting herein is sufficient in accordance with the law for the execution hereof and such authority has not, as of the date hereof, been revoked, amended or limited in any manner whatsoever.

3.

SALE AND PURCHASE.  The Vendor hereby sells to the Purchaser, and the Purchaser hereby purchases as proprietor from the Vendor, an undivided one hundred percent (100%) title in and to the Mining Concessions, free and clear of all liens, charges, encumbrances, adverse claims, rights or interest of any person and with no reservation of any right or action of any nature whatsoever.

4.

PURCHASE PRICE.  The Purchaser hereby pays to the Vendor, and the Vendor receives in full satisfaction, as the total price for the purchase of an undivided 100% title to the Mining Concessions, the amount of $ 1,000 (One Thousand Pesos currency of Mexico)  plus applicable Value Added Tax (the “Purchase Price”). This Agreement shall signify full evidence of receipt of the Purchase Price by the Vendor.

5.

OBLIGATIONS OF VENDOR.  If necessary or required by law, the Vendor shall promptly execute or cause to be executed all documents, deeds, conveyances and other instalments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record the Purchaser as the sole legal and beneficial owner of the Mining Concessions at the Mines Registry office of the Federal Bureau of Mines.

6.

ASSUMPTION OF OBLIGATIONS. Following the date of signing of this Agreement, the Purchaser is the holder of all rights and the obligor to all obligations imposed to such Purchaser by the Mining Act of Mexico and its Regulations, as the sole legal and beneficial recorded owner of the Mining Concessions.

7.

AREA OF INFLUENCE.  The parties agree that any mining concession or rights attached to any mining concession, or any rights derived from any application for a mining concession, owned by the Vendor or by any representative of the Vendor as of the date hereof or subsequent to such date, having an area located within ten (10) kilometers from the outer perimeter of the Mining Concessions, shall automatically and without the requirement for additional consent or action, form part of the Mining Concessions  and therefore shall be subject to this Agreement.

8.

FIRS RIGHT OF REFUSAL.- The Vendor hereby represents to be the owner of 100% title to the mining concessions title no. 220149 (mining lot “El Camuchin”) and 220148 (mining lot “La Paloma”) geographically adjacent to the Mining Concessions subject matter hereof. The Vendor hereby grants to the Purchaser, and the Purchaser acquires from the Vendor, the first right of refusal to acquire, in first priority, 100% or any lesser portion of title to the referenced mining concessions. In the event of an offer to purchase any portion of the mining

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concessions described herein made to the Vendor by a third party, the Vendor shall forthwith notify the Purchaser thereon indicating the price offered thereby and it shall grant to the Purchaser a term of thirty days to exercise its first right of refusal granted herein. If the Purchaser desire to exercise its first right of refusal, it shall forthwith notify the Vendor accordingly and both parties shall immediately execute proper transfer agreement in accordance with the terms contained in the notice; if the Purchaser dos not desire to exercise its first right of refusal, it will likewise notify the Vendor accordingly and thereafter the Vendor shall have the right to freely sell its interest in the aforesaid mining concessions, but solely under the terms set out in the notice.

9.

NOTICES.  Any notice or notification given or required to be given between the parties as a result of the application of this Agreement shall be given in writing and shall be addressed to the latest domiciles set out by the parties under this Agreement, which domiciles are, until further notice is given, as follows:

If  to the Purchaser:

If  to the Vendor:

Minera Rio Tinto, SA de CV

Sunburst Mining de México, SA de CV

Attention: Mario Ayub Touché

Av. Del Mar 1022 – 5, Zona Costera

Av. Pascual Orozco No.2117

Mazatlán, Sinaloa, México, C.P.82149

La Cima, Chihuahua, Chihuahua, México

Main. (6699) 90 05 48

Tel/Fax. 614-414-7191

Fax.   (6699) 86 98 59

The parties may, at any time, change their above-referenced domiciles by ten days written notice to the other party.

All Notices shall be given (i) by personal delivery, or (ii) by electronic communication, with a confirmation sent by registered or certified mail return receipt requested, or (iii) by registered or certified mail return receipt requested or by commercial courier.  All Notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery, (ii) if by electronic communication, on the next business day following actual receipt of the mailed confirmation, and (iii) if solely by mail or by commercial carrier, on the next business day after actual receipt.  A Party may change its address by Notice to the other Party.

10.

GOVERNING LAW.  This Agreement shall be construed and regulated by the provisions of the Mining Act of Mexico and the Regulations, the Code of Commerce, the Federal Civil Code and the Civil Code of the State of Chihuahua, Mexico. The parties hereto attorn to the jurisdiction of the state and federal tribunals of the City of Chihuahua, State of Chihuahua, which shall have the authority to resolve any dispute, suit or claim arising under, or the interpretation or construction of, this Agreement. The parties hereby renounce to the jurisdiction of any other tribunal or court to whose jurisdiction they might have a right to, by virtue of their current or future domiciles or by provision of any law currently or in the future in force and effect.

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11.

WHOLE AGREEMENT.  This Agreement shall constitute the entire understanding of the parties in respect to the subject matter hereof and it shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

12.

LANGUAGES.  This Agreement is approved in both the English and Spanish languages. The parties agree that in the event of discrepancy between the two versions, the Spanish version shall prevail. The parties acknowledge to having obtained sufficient independent legal advice and to having read and understood (through their respective appointed interpreters and legal counsel) the legal effects and validity of this Agreement in both the Spanish and English versions. The English version is attached as schedule A hereto and made part hereof for all corresponding legal effects.

In witness whereof, the parties hereto after having read and understood the legal effects and validity of the premises set forth above, have caused this Agreement to be executed on the date and place first above written.

THE “VENDOR”

MINERA RIO TINTO, S.A. DE C. V.

/s/ Mario Ayub Touche

MARIO AYUB TOUCHE

ITS SOLE ADMINISTRATOR

THE “PURCHASER”

SUNBURST MINING DE MÉXICO, S. A. DE C. V.

/s/ Tracy Allin Moore

TRACY ALLIN MOORE

ITS SOLE ADMINISTRATOR

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